SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.   )

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Filed by a Party other than the  Registrant  [ ]
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         (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                               SYNERGY BRANDS INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                               SYNERGY BRANDS INC.
                             223 Underhill Blvd.
                               Syosset, NY 11791

                                 PROXY STATEMENT
                                       and
                       2005 ANNUAL REPORT TO STOCKHOLDERS

                                PROXY STATEMENT

     This statement is furnished as notice of and in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Synergy Brands Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 30 ,2006 at 10:00 AM at the Melville Marriott, Melville New York. The telephone number is 631-423-1600. Please refer to the Safe Harbor Statement and other for information about factors which could cause future results to differ materially from forward-looking, statements, expectations and assumptions expressed and/or implied in this publication as such are more particularly included in the Company's filed annual report on Form 10K.

                                VOTING PROCEDURES

     Stockholders of record at the close of business on May 1, 2006 will be entitled to vote at the Meeting. On April 29, 2006 there were outstanding 4,753,190 shares of Common Stock and a similar amount is expected to be outstanding as of the record date set for the Meeting, par value $.001 per share ("Common Stock"), each of which being entitled to one vote at the Meeting, 100,000 shares of Class A Preferred Stock, par value $.001 per share ("Class A Preferred") each of which being entitled to 13 votes at the Meeting (vote is controlled by Mair Faibish, Chief Executive Officer of the Company) and 330,000 shares of Series A Class B and 80,000 shares of Series B Class B ("Class B Preferred") without any voting power at the Meeting ( such Preferred Stock together with the Common Stock, collectively hereinafter referred to as the "Company Shares"). Holders of the Common Stock and the Class A Preferred Stock will vote as a single class as to all matters to come before the Meeting. A Shareholder List disclosing shareholders of record on May 1, 2006 shall be made available for inspection by shareholders entitled to vote at the Annual Meeting at the location of the Meeting on the date of and in advance of the Meeting.

     The By-Laws of the Company (the "By-Laws") provide that the holders of a minimum of one third of the votes represented by the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. The By-Laws further provide that the directors of the Company shall be elected by a plurality vote, and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company, or the By-Laws, all other matters coming before the meeting shall be decided by the vote of a majority of the number of votes represented by the Company Shares present in person or represented by proxy at the Meeting and entitled to vote thereat where a quorum is present.

     Votes cast at the Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Meeting. The inspectors of election will treat Company Shares represented by a properly executed and returned proxy as present at the Meeting for purpose of determining a quorum. Abstention and broker non-votes with respect to particular proposals will not affect the determination of a quorum.

     Six directors will be elected by a plurality of the votes represented by the Company Shares present, in person or by proxy, and entitled to be cast at the Meeting where a quorum is present. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect thereon. All other matters to come before the Meeting require the approval of a majority of the votes represented by all Company Shares present at the meeting and entitled to vote thereon, therefore abstentions as to particular proposals will have the same effect as votes against such proposals. Broker and other non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals except as to those proposals, if any, requiring a majority vote of all Company Shares.

     The Board of Directors solicits proxies in the enclosed form to provide an opportunity for every eligible stockholder to vote on all matters to come before the Meeting, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the Company Shares represented thereby will be voted at the Meeting in accordance with stockholder direction in the applicable proxy. Proxies in the enclosed form upon presentation unless otherwise designated thereon will be voted FOR the election of each nominated director, and FOR the election of Holtz Rubenstein Reminick LLP as the Company's auditors for the fiscal year ending December 31, 2006, such being all of the proposals presently existing for shareholder vote at the Meeting. Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also attend at the Meeting in person and vote by ballot, thereby canceling any proxy previously given. Except for the proposals hereinabove mentioned, Company management expects no other matters to be presented for action at the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented unless otherwise specified in the Proxy.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy material to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company's transfer agent, American Stock Transfer and Trust Company, will assist it in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company, however, the Company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services. Certain employees of the Company, who will receive no compensation for their services other than their regular remuneration, may also solicit by telephone, telegram, telex, telecopy, or personal interview.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Meeting, six directors are to be elected to a one-year term and to hold office until their successors are elected and qualified. The Board of Directors consists of one class, which serves for a one-year term or until their successor is elected and qualifies. The persons named in the enclosed form of proxy intend to vote such proxy, unless otherwise directed, FOR the election of each of the directors nominated to serve on the Board to serve until the fiscal 2006 Annual Meeting of Stockholders or other dates for proposed election of new directors. If contrary to present expectation, any of the nominees should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

         The current nominees are:

                  Mair Faibish
                  Randall J. Perry
                  Frank A. Bellis Jr.
                  Lloyd Miller
                  Joel Sebastian
                  Bill Rancic

     These persons constitute the complete current Board of Directors of the Company. The Company's Governance and Nominating Committee has proposed, considered and endorsed these candidates for re-election.

             INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES.

     Set forth below is certain information concerning directors and director nominees. Each of these persons are nominated to serve as a director for fiscal year 2006 and/or until their successor is elected and qualified.

                                                                     Year First
                                                                      Elected A
         Name of Director/Nominee    Age       Position                Director
         ---------------            ---       --------                 --------

         Mair Faibish                46     Chairman and Chief
                                            Executive Officer
                                            and Director                  1989
                                            Nominee

         Randall J. Perry            51     Director                      2002
                                            Nominee

         Frank A. Bellis Jr.         52     Director                      2003
                                            Nominee

         Lloyd  Miller               51     Director
                                            Nominee                       2004

         Joel Sebastian              64     Director
                                            Nominee                       2004

         Bill Rancic                 34     Director
                                            Nominee                       2004

     MAIR FAIBISH. Mr. Faibish has been CEO since January 1, 2000, prior thereto he served as Executive Vice President, Chief Financial Officer and a Director of the Company since May 1989. He serves on the Employee Compensation Committee and the Executive Committee. From 2001 to the present Mr. Faibish serves (for no compensation) as the Chairman of Columbia University's Alumni Representative Committee for Suffolk County New York responsible for coordinating admission interviews for prospective student candidates. Mr. Faibish is a graduate of Columbia University (MS-1983).

     RANDALL J. PERRY has acted in the past and is presently retained as corporate and securities counsel for the Company. Mr. Perry is an attorney licensed and practicing in New Jersey, New York and Pennsylvania. Mr. Perry has been in active law practice since 1981. Mr. Perry is a graduate of Penn State University (1975 BA) and Seton Hall University Law Center (JD 1980). Mr. Perry is licensed to practice law in New Jersey, New York and Pennsylvania.

     FRANK A. BELLIS JR. has been a director since August 2003. Mr. Bellis was the former president of the Claridge Casino Hotel in Atlantic City, NJ (currently owned by Harrah's Entertainment. NYSE: HET) until December 2002. Previously, Mr. Bellis was the chief legal officer, CEO and a director of the Claridge from 1991 to 2002.

     Currently, Mr. Bellis is the president of Provinceline Associates, LLC, a company dedicated to providing advice to companies in financial or management transition In addition, Mr.Bellis is a principal in The Pharos Group, LLC, an organizational development company which assists its clients in building high performance leadership teams.

     Mr. Bellis' other current directorships include:

     Norwood Promotional Products, one of the largest suppliers of promotional products in the United States, where he also serves as CEO.

     Caring, Inc., a not-for-profit, that provides assisted living services to its clients.

     The Seton Hall Law School Board of Visitors.

     Mr. Bellis graduated with an AB degree from Brown University (1975) and from Seton Hall University School of Law (1982) with a JD degree. He is presently admitted to practice law in the state of New Jersey as well as before the US District Court for the District of New Jersey, the US Court of Appeals for the Third Circuit and the US Supreme Court.

     JOEL SEBASTIAN. Mr. Sebastian is currently Vice President of Special Projects for Bozzuto's Inc., a Connecticut based consumer product distributor. Mr. Sebastian currently serves on the Board of Directors of Food Marketing Institute (FMI) acting as Chairman of such company's Vendex and ABC Convention Committees. Mr. Sebastian has past experience as Director of Grocery Merchandising for Pegnataro's, Director of Purchasing and varied other management positions for Sweet Life Foods, various management authority with Supervalu culminating in his position as Vice President of Category Management for the New England Region previous to the transfer of such part of Supervalu to C&S Wholesalers in Bratelboro, VT whereafter Mr. Sebastian returned to Bozzuto's in his present management position there. Mr. Sebastian is a member of various consumer merchandising trade associations and has served in the past on advisory boards and management committees with IGA, Ralston Purina, Connecticut Food Association, FDI (Formerly NAWGA) and Emeritus of North East Food Distributors Association) and currently serves as Chairman of FDI's Vendex and ABC Convention Committees. Mr. Sebastian has also schooled with the Levinson Institute and a vast array of consumer product distribution training seminars and has been guest speaker at numerous related trade association seminars, conferences and conventions including those sponsored by the American Marketing Association, Nestle Foods and Grocery Manufacture's of America, NEWFDA, the Frozen Food Association of New England, the Connecticut/Western Mass Knights of the Grip, Grocery Manufacturer Representatives of New England, Food Marketing Institute and numerous universities and colleges.

     LLOYD MILLER. Mr. Miller is an independent investor. He has served on numerous corporate boards and is currently active in reorganizations and restructuring projects. Mr. Miller currently serves as a director of Stamps.com, American Banknote, and Aldila, Inc. He is a member of the Chicago Board of Trade and the Chicago Stock Exchange. He is a Registered Investment Advisor. Mr. Miller received his B.A. from Brown University.

     BILL RANCIC is the founder and current president of The Ranley Group trading as Cigars Around the World ("CAW"), the stock ownership of which in June 2003 was purchased by Gran Reserve Corporation, itself a subsidiary of Synergy Brands Inc. Mr. Rancic is presently under contract to continue his activities with CAW until the end of FY-2006. CAW was founded in 1995. CAW is a supplier/distributor of premium cigar products with principal offices and distribution facilities in Chicago Illinois. Mr. Rancic is the winner of the NBC Show The Apprentice and continues to be employed by the show. Mr. Rancic is a 1992 Graduate of Loyola University Chicago with a Bachelor's Degree in criminal justice.

     Messrs. Sebastian, Rancic, Bellis and Miller meet, to the best knowledge of the Company the independence standards set by the Securities and Exchange Commission and NASDAQ except for the affiliate status of Lloyd Miller, which does not provide an independence standard for he sitting as a member of the Audit Committee but does not disallow him from being otherwise considered an independent member of the Company's Board of Directors, such that if all nominees for directorships are elected the Broad of Directors of the Company will be majority independent. The Company has no set policy on Director attendance but does encourage full participation, most meetings of the Board historically being by telephonic and other communication with decision making accomplished by written consent mainly for convenience of the members, most not being physically situated near the Company's business sites.

                              CORPORATE GOVERNANCE

     Directors are elected at the annual meeting of stockholders and hold office until their successors have been duly elected and qualified, or until the earlier of their death, resignation, removal or failure to be re-elected. In the interim between such annual meetings the existing Board of Directors may increase or decrease the number of directors on the Board and fill any vacancies thereby or otherwise created, such other members to serve until their successors are duly elected by the shareholders of the Company entitled to vote thereon or they terminate their role as Director in some fashion and thereby create an interim vacancy to be filled.

     The Board of Directors has primary responsibility of directing the management of the business and affairs of the Company. The Board currently consists of six members.

     The Company has an Audit Committee, an Executive Committee, Executive Compensation Committee, an Employee Compensation Committee and a Governance and Nominating Committee.

     The Audit Committee is presently comprised of Frank A. Bellis Jr. (Chair), Joel Sebastian and Bill Rancic and its functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan and results of their examination of the consolidated financial statements and determining the independence of such accountants. The Audit Committee also has primary responsibility for reviewing all related party transactions. However, it is the Company's policy that all related party transactions be approved by a majority of the disinterested directors of the Company. Such directors will not be required to make a determination that each related party transaction meets a fairness test, but will decide whether the transaction is in the best interest of the Company. The Audit Committee is comprised totally of independent directors as required by appropriate SEC and NASDAQ regulation. A copy of the Audit Committee Charter is included on the Company's website.

     The Company believes that Frank A. Bellis, Jr. is qualified as an "audit committee financial expert" as defined by the Securities and Exchange Commission and NASDAQ.

     The Executive Committee is presently comprised of Joel Sebastian and Mair Faibish and is responsible for establishing policies and procedures relating to the administration and operation of the Company.

     The Executive Compensation Committee, presently consisting of Frank A. Bellis, Jr. and Joel Sebastian, the Company's two independent non-employee directors, is authorized to review and make recommendations with respect to compensation of officers and key employees. They also administer the Company's 1994 Services and Consulting Compensation Plan, as amended (the "1994 Option Plan"), with respect to compensation of directors (except non-employee directors) and officers and consultants of the Company.

     The Employee Compensation Committee, presently consisting of Frank A. Bellis, Jr., Lloyd Miller and William Rancic, is authorized to review and make recommendations with respect to compensation of employees who are not officers or directors.

     The Governance and Nominating Committee presently consists of Joel Sebastian, Lloyd Miller and Frank A. Bellis Jr. all of whom the Company believes meet the independence qualifications as set by appropriate regulation of the SEC and NASDAQ. Such committee assists the full Board of Directors in identifying and recommending individuals qualified to become directors and will consider all qualified nominees recommended by shareholders. The Board of Directors has adopted a charter for the Governance and Nominating Committee, a copy of which is included on the Company's website.

     The Nominating Committee will seek candidates for an open director position by soliciting suggestions from Committee members, the Chairman of the Board, incumbent directors, senior management and/or others. The Committee also may retain a third-party executive search firm to identify candidates from time to time. Additionally, the Committee will consider any unsolicited recommendation for a potential candidate to the Board from Committee members, the Chairman of the Board, other Board members, management and shareholders.

     The Governance and Nominating Committee will consider nominees recommended by any shareholder of the Company who delivers timely notice of the nomination in proper written form to the Company's secretary at the Company's principal executive office. To be timely, the notice must be received not less that the time allowed for other shareholder proposals seeking entry onto the agenda for the next following Annual Meeting. The notice must include certain biographical information about both the proposed nominee and the shareholder submitting the proposal as well as disclose the number of shares of Company Common Stock owned by each of the proposed nominee and the shareholder making the proposal. The proposal must also contain the proposed nominee's written signed consent to being named as nominee in the proxy statement and to serving on the Board of Directors if nominated and subsequently elected.

     The Governance and Nominations Committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

     The policy adopted by the Committee provides that nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees.

     The  Board  of  Directors  will  be   responsible   for  making  the  final
determination    regarding    prospective   nominees   after   considering   the
recommendations of the Committee.

     Executive officers serve at the discretion of the Board of Directors, subject to any employment agreement between the executive officer and the Company.

     The Board of Directors and its Committees voted by unanimous or majority (on notice to others not voting) written consent in lieu of votes taken and recorded at formal meetings with respect to all actions taken during the year ended December 31, 2005 and thereafter in 2006 although several formal meetings were held by telephone conference. The Audit Committee met telephonically on three occasions. All present directors attended at the 2004 Annual Meeting of Shareholders except for Mr. Miller. Mr. Bellis, Mr. Sebastian and Mr. Rancic.

     None of the directors or respective officers of the Company have over the last two fiscal years been involved in any material transactions with the Company wherein the amount of money involved exceeded $60,000 except that the Company has paid to Mr. Perry on retainer the sum of $125,000 for 2004 and 2005 for legal services rendered on behalf of the Company and Mair Faibish and Mitchell Gerstein have each received a salary from the Company in excess of $60,000 (See Executive Compensation-Summary Compensation Table infra). No other material transactions involving the officers and/or directors of the Company and the Company are proposed where the amount to be paid exceeds $60,000 except that the Company anticipates continuing to pay for legal services to Randall J. Perry to similar extent in fiscal 2006. There are also no common affiliations between the Company and officers and/or directors in any other business or entity, to the best knowledge of the Company and no legal proceedings involving securities issues or any bankruptcy proceedings and/or criminal proceedings are pending or have existed within the last five years involving any officers and/or directors of the Company or any officers, directors and/or affiliates of the Company as an adverse party to the Company.

     No officer or director or affiliate thereof is or in the last fiscal year has been in debt to the Company in excess of $60,000.

     The Company has adopted a code of conduct for its senior executive and financial officers (the "Code of Conduct"), a copy of which is included on the Company's website. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Conduct in accordance with the rules and regulations of the SEC.

             COMPENSATION OF DIRECTORS/ NON-EMPLOYEE DIRECTOR PLAN

     Directors and committee members who are part of management serve as such without compensation but are reimbursed for their reasonable out-of-pocket expenses in attending meetings of the Board and its committees. Pursuant to the Company's S-8 Option Plan, directors who are not employees of the Company are granted annually $30,000 in shares of Common Stock at a price equal to fair market value on the date of grant and an additional $10,000 in stock as to the members of the Company's Audit Committee immediately upon their election or reelection to the Board of Directors.

                            RECOMMENDATION AND VOTE

     The Board of Directors recommends the election of the nominees listed above as directors of the Company to hold office until the next annual meeting or until their successors are elected and qualified. The affirmative vote of a plurality of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the meeting shall require attendance in person and/or by proxy by at least one-third amount of the potential votes outstanding.

                          PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 29, 2006 information regarding the beneficial ownership of the Company's voting securities (i) by each person who is known to the Company to be the owner of more than five percent of the Company's voting securities, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group each share of Common Stock being entitled to one vote and Class A Preferred Stock being entitled to 13 votes per share:

                                   Amount and Nature of
                                   Beneficial Ownership       Percent of Class
Name and Address of                Common     Preferred       Common   Preferred
Beneficial Owner                    Stock       Stock         Stock     Stock
---------------------               -----       -----         -----     -----

Mair Faibish (1).............      240,000     100,000         5.05%      100%
223 Underhill Blvd.
Syosset, NY 11791

Mitchell Gerstein............          -0-       -0-           -0-         --
223 Underhill Blvd.
Syosset, NY 11791


Randall J. Perry...........            -0-       -0-           -0-         --
44 Union Avenue
PO Box 108
Rutherford, NJ 07070

Lloyd I. Miller III    . ..        1,247,072       -0-         26.24%         --
4550 Gordon Drive
Naples, Florida 34102


Frank A. Bellis Jr.                   9,150        -0-           .019%        --
223 Underhill Blvd.
Syosset, NY 11791

Joel Sebastian                        -0-        -0-           -0-            --
223 Underhill Blvd.
Syosset, NY 11791

Bill Rancic
223 Underhill Blvd.
Syosset, NY 11791                    91,416        -0-           1.92%        --

All Officers and Directors
as Group(1).................      1,587,638     100,000        33.40%     100.0%

     (1) Mr. Faibish owns the 100,000 shares of Class A Preferred Stock outstanding. Each share of Class A Preferred Stock is entitled to 13 votes on all matters on which Common Stock may vote. Accordingly, the percentage of overall voting power of the Company's voting securities beneficially owned by Mair Faibish and all officers and directors as a group is increased accordingly to 33.40% and 54.88% respectively.

                        PROPOSAL 2. ELECTION OF AUDITORS

     The Board of Directors, on the recommendation and vote of the Audit Committee, has appointed Holtz Rubenstein Reminick LLP as independent auditors for the Company for the fiscal year ending December 31, 2006. Although not required to do so, the Board has proposed and recommends that the firm of Holtz Rubenstein Reminick LLP be elected by the Company's Shareholders at the Annual Meeting as the Company's auditors for the year ending December 31, 2006. Effective January 20, 2004, the Company's Board of Directors first approved the engagement of Holtz Rubenstein Reminick LLP to serve as the Company's independent public accountants for the fiscal 2004 audit and they have continuously acted as the Company's auditors since such time. Prior thereto the audit firm of Grant Thornton LLP acted as the Company's auditor and the change to Holtz Rubenstein Reminick took place effective and was the subject of a filed 8K Report by the Company filed June 14, 2004 which may be reviewed for further information regarding such change in auditors.

     During the Company's two most recent fiscal years, the report of Holtz Rubenstein Reminick LLP on the audited financial statements of the Company did not contain any qualifications and there were no disagreements with Holtz Rubenstein Reminick LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Holtz Rubenstein Reminick LLP, would have caused them to make reference to the subject matter of the disagreements in their reports for such fiscal years. More specifically such auditors have not questioned or advised:

     (a) that the Company's internal controls necessary for the Company to develop reliable financial statements do not exist, or

     (b) that any information has come to such auditor's attention that has led it to no longer be able to rely on management's representations or that has made such auditors unwilling to be associated with the financial statements prepared by Company's management, or

     (c) of the need to expand significantly the scope of its audit, or that information has come to the auditor's attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the auditor's dismissal, or for any other reason, the auditor did not so expand the scope of its audit or conduct such further investigation; or

     (d) that information has come to the auditor's attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the auditor's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the auditor's dismissal, or for any other reason, the issue has not been resolved to the auditor's satisfaction prior to its dismissal.

     During the Company's two most recent fiscal years the Company did not consult with Holtz Rubenstein Reminick LLP, regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements by it's auditors that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event regarding any prior auditors utilized by the Company,

     During fiscal 2004 and 2005, and in connection with the audit of the Company's fiscal 2004 and 2005 financial statements, Holtz Rubenstein Reminick LLP provided various audit and non-audit services to the Company as follows:

     (a) AUDIT FEES: Aggregate fees billed by the Company's auditors for professional services rendered for the audit of the Company's fiscal year annual financial statements, and quarterly reviews, for 2005 and assistance with SEC registration statements and comment letters were $178,500, and for 2004 were $127,000.

     (b) AUDIT RELATED FEES: None. (both years)

     (c) TAX RELATED FEES: Aggregate fees billed by the Company's auditors for fees related to tax filings by the Company in 2005 were $35,000 and in 2004 were $27,000.

     (d) ALL OTHER FEES:  NONE

     The Audit Committee of the Board has considered whether provision of the services described in sections (b),(c) and (d) above is compatible with maintaining the independent accountant's independence and determined that such services have not adversely affected the independence of either Grant Thornton LLP or Holtz Rubenstein Reminick.

     A representative of Holtz Rubenstein Reminick LLP is expected to be present at the meeting and will be given an opportunity to make a statement if the representative desires to do so. Said representative should also be available to respond to appropriate questions from shareholders of the Company.

                            RECOMMENDATION AND VOTE

     The Company's full Board of Directors and its Audit Committee, recommend the election of Holtz Rubenstein Reminick LLP to serve as auditors for the Company for the fiscal year ended December 31, 2006 and until successors are elected and qualified. The affirmative vote of a majority of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the Meeting shall require attendance in person and/or by proxy by at least one-third amount of potential votes outstanding.

                                 OTHER BUSINESS

     Management knows of no other business, which is to be presented for action at the meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person are urged to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

                             EXECUTIVE COMPENSATION

     Set forth below are tables showing (i) in summary form, the compensation paid to Mair Faibish and Mitchell Gerstein, the only executive officers of the Company for the fiscal year ended December 31, 2005: and (ii) the options and stock appreciation rights (SARs) granted to such executives in 2005.

                           SUMMARY COMPENSATION TABLE

                             annual             long term compensation
                          compensation                awards
                         ---------------    -----------------------------------

                                             restricted    securities underlying
                        salary & Benefits    stock bonus     stock options

NAME
----

Mair Faibish, President and Chief Executive Officer
              2005       $237,741.00                0                 0
              2004       $227,339.00                0                 0
              2003       $158,319.00                0                 0


Mitchell Gerstein, Vice President and Chief Financial Officer
              2005       $ 95,200.00                0                 0
              2004       $ 84,600.00                0                 0
              2003       $ 54,153.00                0                 0


     There were no stock appreciation rights (SARs) given to any of the officers or directors of the Company, but there were stock options issued which were later cancelled with consent and none were exercised prior thereto. There are no outstanding SARs held by officers and/or directors of the Company and no stock options held by officers and/or directors of the Company in fiscal year 2005 have been exercised during such period. No Long-Term Incentive Plan awards have been granted by the Company to any of its officers and/or directors in fiscal year 2005. In the fiscal year 2005 there were no adjustments made to the exercise price of any outstanding stock options held by officers and/or directors of the Company other than an adjustment identical to adjustment made in all outstanding Company stock as may have transpired.

Compensation Committee Interlocks and Insider Participation

     All decisions with respect to the stock compensation of the Company's executive officers and key employees are made by the Executive Compensation Committee, which is comprised of Mr. Frank A. Bellis, Jr. and Mr. Sebastian. Neither Mr. Bellis nor Mr. Sebastian are officers or employees of the Company nor were they at any time.

     All decisions with respect to the compensation of employees who are not officers or key employees are made by the Employee Compensation Committee which is comprised of Frank A. Bellis, Jr., Lloyd Miller and William Rancic.

                             AUDIT COMMITTEE REPORT

     The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process.

     The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter adopted by the Board of Directors, a copy of which may be found on the Company's website and also included as an exhibit to the Company's 2005 10K Report. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principals, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein Reminick LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     Some of the Audit Committee members may be professional accountants or auditors, but their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

     The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, "Communication with Audit Committees" and Statement on Auditory Standards No. 90 "Audit Committee Communication".

     The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

     Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2005.

                                        Audit Committee:

                                        William Rancic
                                        Frank A. Bellis Jr.
                                        Joel Sebastian

* Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the aforesaid and following reports of the Audit Committee or the Company's Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

             REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

ADMINISTRATION OF COMPENSATION PROGRAM

     The Executive Compensation Committee is responsible for establishing and administering the stock compensation policies applicable to the Company's executive officers.

     Prior to the establishment of the Committee, decisions with respect to the compensation of the Company's executive officers have been made by the Board of Directors.

COMPENSATION POLICY

     The goals of the Company's executive compensation policy are to (i) attract and retain qualified executives and (ii) ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. To achieve these goals, the Company's executive compensation policy will reward executives for long term strategic management and the enhancement of stockholder value by integrating annual base compensation with other forms of incentive compensation based upon corporate results and individual performance. Measurement of corporate performance will be primarily based on the level of achievement of Company goals and upon Company performance levels compared with industry performance levels.

     The Committee will obtain compensation survey data where available for similar industries to be used as a guide to establish compensation levels to be competitive with and comparable to other companies in its industry group.

FISCAL 2005 EXECUTIVE COMPENSATION PROGRAM

     The Company's fiscal 2005 executive compensation program was comprised exclusively of base salary and bonuses. During fiscal 2005 Mr. Faibish, and Mr. Gerstein, the Company's executive officers, did not receive material base salary increases. The decisions not to grant increases were made by the Board of Directors based on the Company's performance and financial condition. The compensation program described below will be implemented by the Independent Compensation Committee on a going forward basis.

     BASE SALARY. The Independent Compensation Committee will review and approve all salary changes and stock grants for executive officers. The Committee will base its approval of such salary changes on: (i) performance of the executive,
(ii) Company performance, (iii) experience, and (iv) external salary surveys.

     ANNUAL INCENTIVE. The Company may use annual performance incentives to focus management on achieving financial and operating results. The Company may establish a bonus pool for executive officers for a particular year or years, from which bonuses will be paid at the discretion of the CEO and President upon approval of the Committee, except that bonuses awarded to the CEO and President will be at the discretion of the Committee based on the financial performance of the Company.

     LONG TERM INCENTIVE. The primary purpose of the long-term incentive compensation plan (the "Plan") is to link management pay with the long term interests of stockholders. The Independent Compensation Committee will use stock options to achieve this link. The grant of options at 100 percent for the fair value assures that the executive officers will receive a benefit only when stock price increases.

     The amount of options granted is based on comparative data on the estimated value of long term compensation for other industry executives. In determining annual stock option grants, the Independent Compensation Committee will base its decision on the individual's performance and potential to improve stockholder value.

PRESIDENT and CEO COMPENSATION DURING FISCAL 2004

     Mr. Faibish's salary is intended to be competitive with salary arrangements received by other chief executive officers in the industry. The Committee will base future bonuses or awards to Mr. Faibish on Company and individual performance as compared to other promotional wholesale distribution logistics companies, and the criteria set forth above for executive officers generally.

COMPENSATION OF DIRECTORS

     The Company's executive officers do not receive any compensation for their services as Directors; however, such officers are reimbursed for their reasonable out-of-pocket expenses in attending any meetings of the Board and/or its committees. The Company's non-employee Directors, on the other hand, each receive compensation for their services in the form of a grant of $30,000 in value of shares of the Company's Common Stock immediately upon their election or re-election to the Board and an additional $10,000 in stock for those being members on the Company's Audit Committee. These securities, which are granted pursuant to the Company's Stock Option Plan for Non-Employee Directors (the "Option Plan"), are issued at their fair market value.

EMPLOYMENT CONTRACTS

     There are no Employment Contracts at present.

CONCLUSION

     The Board of Directors and the Independent Compensation Committee believe that the quality and motivation of management make a significant difference in the long term performance of the Company. The Board of Directors and the Committee also believe that a compensation program which rewards performance that meets or exceeds high standards also benefits the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards. The Board of Directors and the Committee are of the opinion that the Company's management compensation program meets these requirements, has contributed to the Company's success, and is deserving of stockholder support.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER COMPENSATION PLANS

     Following is information as of the end of fiscal year 2005 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

     The following is a summary of such stock option transactions for the years ended December 31, 2005, 2004 and 2003 in accordance with the Plan and other restricted stock option agreements:

                                                                   Weighted
                                                       Number       average
                                                      of shares    exercise
                                                                     price
                                                    -----------  ------------
       Outstanding at January 1, 2003                484,259       $  10.46
           Cancelled/Forfeited                       (25,109)         (9.08)
           Granted                                    85,000           3.53
           Exercised                                 (62,500)          1.84
                                                    -----------  ------------
       Outstanding at December 31, 2003              481,650       $  10.42
           Exercised                                (110,000)         (3.68)
                                                    -----------  ------------
       Outstanding at December 31, 2004              371,650       $  13.10
           Granted                                   300,000           2.07
           Cancelled/Forfeited                      (371,650)        (12.15)
                                                    -----------  ------------
       Outstanding at December 31, 2005               300,000      $    2.07
                                                    ===========  ============
       Shares available for grant

         December 31, 2005                         7,120,003
                                                   =========
         December 31, 2004                         7,218,967
                                                   =========
         December 31, 2003                         7,261,162
                                                   =========

The following table summarizes information concerning currently outstanding and exercisable stock options:


                                                 Options outstanding                       Options exercisable
                                                      Weighted-
                                      Number           average        Weighted-           Number         Weighted-
                                   outstanding at     remaining        average        exercisable at      average
             Ranges of             December 31,      contractual      exercise         December 31,      exercise
            exercise prices            2005          life (years)       price              2005            price

           $ 1.00 - $ 4.00           300,000             1.0             $2.07          300,000            $2.07


The Company has also reserved 100,000 shares for a stock option plan ("Option Plan") for nonemployee, independent directors, which entitles each nonemployee, independent director an option to purchase 10,000 shares of the Company's stock immediately upon election or re-election to the Board of Directors. Options granted under the Option Plan will be at the fair market value on the date of grant, immediately exercisable, and have a term of ten years. The Company had no options outstanding and exercisable and 84,000 shares available for grant at December 31, 2005 and 2004.

                            COMPANY STOCK PERFORMANCE

                             (PLEASE SEE SCHEDULE A)

ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2004 , which includes audited financial statements, has been previously mailed to stockholders and the 2005 Annual Report is included as is being mailed to shareholders herewith. Such reports are incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herewith.

FORM 10-K

     The Company will provide without charge to each person whose Proxy is being solicited, a copy (without exhibits) of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission. Any request therefore should be addressed to the Company at the address given at the beginning of this report. The Form 10-K of the Company for 2005 is incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herein.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     If any stockholder desires to present a proposal for action at the Company's annual meeting to be held in 2007, such proposal must be in compliance with applicable laws and Securities and Exchange Commission regulations and must be received by the Company on or prior to December 31, 2006.

     The Company's Board of Directors has adopted a policy and established procedures for the Company's shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company's directors, including the Chairperson of any of the committees of the Board of Directors by writing to a director c/o Synergy Brands Inc., at the Company's executive offices. Shareholders may communicate their concerns directly to the entire Board or specifically to management or non-management members of the Board. Such communications may be confidential or anonymous, if and as so designated.

SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 2004 and 2005 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with.

OTHER DOCUMENTS NOT A PART OF THIS PROXY STATEMENT

     This Proxy Statement is being distributed to stockholders as part of a larger publication containing other documents and information of interest to stockholders concerning the Annual Meeting including Appendix A which contains the Annual Report to Shareholders, including Management's Discussion and Analysis and the Consolidated Financial Statements; and Appendix B, which contains Other Stockholder Information. All of this information not specifically part of this Proxy Statement, and certain information in this Proxy Statement, specifically the Audit Committee Report (other than any information contained therein not permitted to be so excluded), the report on 2005 Executive
Compensation and the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission under or pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 as currently in effect and shall not be deemed to be incorporated by reference into any filing by the Company under such Acts, unless specifically provided otherwise in such filing.

                       By Order of the Board of Directors

                                Mitchell Gerstein
                                    Secretary
April 18, 2006
Melville, NY

                                   SCHEDULE A
              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
          COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS



                              ------------------------ FISCAL YEAR ENDING ---------------------
COMPANY/INDEX/MARKET          12/29/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/30/2005

Synergy Brands, Inc.              100.00      36.36      21.21      32.83      28.20      15.57
Food Wholesale                    100.00     100.15     103.08     136.45     146.03     127.80
Russell 3000 Index                100.00      87.36      67.44      86.82      95.56      99.65


SOURCE:  HEMSCOTT, INC.
         2108 LABURNUM AVENUE
         RICHMOND, VA  23227
         PHONE: 1-(800) 775-8118
         FAX:   1-(804) 358-1857

     The current composition of Hemscott Industry Group 757 - Food Wholesale - is as follows:

AMCON DISTRIBUTING CO
AQUACELL TECHNOLOGIES
BOOTIE BEER CORPORATION
COFFEE PACIFICA INC
CORE-MARK HOLDING CO
DIGITAL ECOSYSTEMS CORP
DOMINO'S PIZZA INC
G. WILLI-FOOD INTERNAT
GALES INDUSTRIES INC
GATEWAY DISTRIBUTORS INC
INTERNAT FOOD PRODUCTS
MICROMED CARDIOVASCULAR
NASH-FINCH CO
PACIFIC LAND & COFFEE CP
PERFORMANCE FOOD GROUP
SCHIFF NUTRITION INTL
SMART & FINAL INC
SUNSET BRANDS INC
SUPERVALU INC
SYNERGY BRANDS INC
SYSCO CORP
UNITED NATURAL FOODS INC
US WIRELESS ONLINE INC
VERMONT PURE HLDNGS NEW
VIROPRO INC

                                    EXHIBIT A
                               SYNERGY BRANDS INC.
                 CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

     A director who meets all of the following categorical standards shall be presumed to be "independent" ("Company" shall include all subsidiaries thereof):

     * During the past five years the Company has not employed the director, and has not employed (except in a non-officer capacity) any of his or her immediate family members.

     * During the past five years, the director has not been employed (or affiliated with) the Company's present or former auditors, nor has any of his or her immediate family members been so employed or affiliated (except in a non-officer capacity not involving the Company's business).

     * During the past five years, neither the director, nor any of his or her immediate family members, has been part of an "interlocking directorate" in which an executive officer of the Company serves on the compensation (or equivalent) committee of another company that employs the director.

     * The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company's present or former auditors.

     * The director is not employed by (or affiliated with) a significant supplier or customer of the Company. For the purposes of this categorical standard, a supplier or customer shall be considered significant if its sales to, or purchases from the Company represent more than (i) 1 % of the sales of the customer or supplier or (ii) 1 % of the Company's revenues.

     * During the past five years, the director has not had a personal services contract with the Company, its chairman, chief executive officer or other executive officer, or any affiliate of the Company.

     * The director is not an employee, officer or director of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through the provision of services, more than $100,000 per annum or 1% of the total annual donations received (whichever is less).

     *The director does not, either directly or indirectly as a partner, shareholder or officer of another company own more than 5% of the Company's common stock (for purposes of being eligible to sit as a member of the Audit Committee but not necessarily as a Board member).

                                      EX-A1

                                    EXHIBIT B
                               SYNERGY BRANDS INC.
                               223 UNDERHILL BLVD.
                                SYOSSET, NY 11791
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mair Faibish and Mitchell Gerstein, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all of the shares of the common stock, par value $.001 per share, of Synergy Brands Inc. the "Company"), held of record by the undersigned on at the 2005 Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on June 30, 2006, and any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED IN THE PROXY STATEMENT, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS PRESENTED FOR SHAREHOLDER VOTE AT THE ANNUAL MEETING.

1. PROPOSAL TO ELECT THE FOLLOWING PERSONS TO SERVE AS THE BOARD OF DIRECTORS FOR SYNERGY BRANDS INC. FOR ONE YEAR FROM THE EFFECTIVE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS TO WHICH THIS PROXY RELATES OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

MAIR FAIBISH
RANDALL J. PERRY
FRANK A. BELLIS JR.
LLOYD MILLER
JOEL SEBASTIAN
BILL RANCIC

FOR { }   AGAINST { }  ABSTAIN { }

2. PROPOSAL TO ELECT HOLTZ RUBENSTEIN REMINICK LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

FOR { }   AGAINST { }  ABSTAIN { }

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

FOR  { }  AGAINST { } ABSTAIN { }

                                      -EX-B1-

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW { }

PLEASE EXECUTE THIS PROXY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER
AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

SIGNATURE:                             DATE:


SIGNATURE:                             DATE:


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                      -EX-B2-